Exhibit 10.2

AMENDMENT NO. 1 TO

Share Purchase AGREEMENT

This Amendment No. 1 to Share Purchase Agreement (this “Amendment”), dated June 19, 2025, is by and between Currenc Group Inc., an exempted company incorporated and registered in the Cayman Islands (the “Company”), and the creditors listed on the signature pages hereto (each, a “Creditor” and, collectively, the “Creditors”) (the Company and Creditor, together, the “Parties”).

RECITALS

WHEREAS, the Company and the Creditors entered into that certain Share Purchase Agreement, dated as of June 15, 2025 (the “Agreement”; capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement), pursuant to which the Company agreed to issue to the Creditors certain Ordinary Shares in full and complete satisfaction, discharge and settlement of that certain Outstanding AP;

WHEREAS, the Company and the Creditors have agreed to amend the Agreement to change the Closing Date.

NOW, THEREFORE, the parties hereto, in consideration of their mutual promises contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, agree to amend the Agreement as follows:

1. Amendments. Effective as of the date hereof, Section 3 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Closing. The purchase and sale of the Securities (the “Closing”) shall be completed through electronic means on June 30, 2025, or such other date as the Company and the Creditors may mutually agree (the “Closing Date”). At the Closing, each Creditor agrees to deliver to the Company (a) a duly executed cross-receipt; and (b) any other document which the Company or its counsel reasonably requests in connection with the Closing.”

2. No Other Amendments; Continuing Effect. Except as expressly amended by this Amendment, all terms and provisions of the Agreement shall remain in full force and effect and are hereby confirmed in all respects. This Amendment shall be deemed to amend the Agreement only to the extent specifically set forth herein, and all references to the “Agreement” shall be deemed to mean the Agreement as amended by this Amendment. In the event of any conflict or inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

3. Miscellaneous. Sections 8 – 21 of the Agreement shall be incorporated by reference herein and shall apply hereto, mutatis mutandis.

[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

COMPANY:

currenc group inc.

By:	/s/ Alexander King Ong Kong
Name:	Alexander King Ong Kong
Title:	Director

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

Creditors:

By:	/s/ Tian Ye
Name:	Tian Ye

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

Creditors:

By:	/s/ Tang In Ha
Name:	Tang In Ha

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

Creditors:

By:	/s/ Lao Wai Hong
Name:	Lao Wai Hong

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

Creditors:

By:	/s/ Wong Nga Man
Name:	Wong Nga Man

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

Creditors:

By:	/s/ Chu Shuk Mei
Name:	Chu Shuk Mei

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

Creditors:

By:	/s/ Wong Man San
Name:	Wong Man San

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

Creditors:

By:	/s/ Huang Yafangzhou
Name:	Huang Yafangzhou

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

Creditors:

By:	/s/ Sit Yi Sze
Name:	Sit Yi Sze

[Signature Page to Amendment No. 1 to Share Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

Creditors:

By:	/s/ Yik Pui Han Pauline
Name:	Yik Pui Han Pauline

[Signature Page to Amendment No. 1 to Share Purchase Agreement]